Digital Assets	9 Months Ended
Sep. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Digital Assets

4. Digital Assets

In 2021, the Company has been working to create a new game called MicroBuddies™ that will be played online and will use blockchain technology. Digital Asset prices have been volatile in the past and may continue to be so in the future, owing to a variety of risks and uncertainties. Under current accounting rules, digital assets are considered indefinite-lived intangible assets. The Company needs to recognize impairment charges if any decrease in their fair values, whereas the Company may not make any upward revisions for market price increases until a sale. Thus, the carrying value represents the lowest fair value of the digital assets.

As of September 30, 2021, the carrying value of the Company’s digital assets was $323,207, which reflects $0 impairment charges compared to no digital assets during September 30, 2020.